SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2003

EQUITY OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-13115 (Commission File Number)	36-4151656 (IRS Employer Identification Number)

2 North Riverside Plaza
Suite 2100
Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 466-3300

Not applicable
(Former name or former address, if changed since last report)

SIGNATURE
EXHIBIT INDEX
Earnings Press Release dated 11/3/03
3rd Quarter 2003 Supplemental Operating and Financial Data

SIGNATURE
EXHIBIT INDEX
Earnings Press Release dated 11/3/03
3rd Quarter 2003 Supp. Operating & Financial Data

Item 12. Results of Operations and Financial Condition

     On November 3, 2003, Equity Office announced its consolidated financial results for the quarter ended September 30, 2003. A copy of Equity Office’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of Equity Office’s Third Quarter Supplemental Operating and Financial Data package is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Equity Office under the Securities Act of 1933, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST

Date: November 3, 2003	By:	/s/ Marsha C. Williams

Marsha C. Williams
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Equity Office Earnings Press Release dated November 3, 2003

99.2	Equity Office Third Quarter 2003 Supplemental Operating and Financial Data